SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2003

Wells Real Estate Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated August 1, 2003 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the IBM Reston Buildings, ISS Atlanta III Building, Lockheed Martin Rockville Buildings and the Cingular Atlanta Building, as described in such Current Report.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
Lockheed Martin Rockville Buildings

Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-3

Cingular Atlanta Building

Report of Independent Auditors	F-5

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-6

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)	F-7

Wells Real Estate Investment Trust, Inc. and Subsidiaries

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-9

Pro Forma Balance Sheet as of June 30, 2003 (unaudited)	F-10

Pro Forma Statement of Income for the year ended December 31, 2002 (unaudited)	F-12

Pro Forma Statement of Income for the six months ended June 30, 2003 (unaudited)	F-13

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

	By:	/s/ Leo F. Wells, III
Date: September 4, 2003		Leo F. Wells, III President

3

Report of Independent Auditors

Shareholders and Board of Directors

Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Lockheed Martin Rockville Buildings for the year ended December 31, 2002. This statement is the responsibility of the Lockheed Martin Rockville Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Lockheed Martin Rockville Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Lockheed Martin Rockville Buildings for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia

August 14, 2003                                                                                                                        /s/Ernst & Young LLP

Lockheed Martin Rockville Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Revenues:
Base rent	$2,739	$4,727
Tenant reimbursements	96	159

Total revenues	2,835	4,886

Expenses:
Other operating expenses	224	519
Real estate taxes	199	398
Cleaning	105	208
Utilities	90	200
Management fees	90	177

Total expenses	708	1,502

Revenues over certain operating expenses	$2,127	$3,384

See accompanying notes.

Lockheed Martin Rockville Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On July 30, 2003, Wells Operating Partnership, L.P. (“Wells OP”) acquired all of the membership interest in Meridian/Northwestern Shady Grove North, LLC, a Delaware limited liability company, which owns the Lockheed Martin Rockville Buildings, two four-story office buildings containing approximately 230,000 square feet located in Rockville, Maryland, from Meridian/Northwestern Shady Grove Holdings, LLC (“Holdings”). Total consideration for the acquisition was approximately $51.6 million. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Lockheed Martin Rockville Buildings after their acquisition by Wells OP.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line rent adjustment increased revenue by approximately $0 for the year ended December 31, 2002 and $375,000 for the six months ended June 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Lockheed Martin Rockville Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

(continued)

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

4. Description of Leasing Arrangements

The Lockheed Martin Rockville Buildings are 100% leased to Lockheed Martin Corporation (“Lockheed”) under leases (“Lockheed Leases”) that commenced in February 1999 and expire in January 2009. The Lockheed Leases were amended in March 2003 to extend the lease expiration dates to January 2009 and increase base rents. Under the Lockheed Leases, Lockheed is required to pay, as additional rent, any increases in operating expenses, excluding electricity, and real estate taxes over a base year amount. Lockheed will be billed directly by Wells OP for annual electrical costs. Holdings’ interests in all lease agreements were assigned to Wells OP upon its acquisition of the Lockheed Martin Rockville Buildings.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$4,727
2004	5,573
2005	5,831
2006	6,036
2007	6,246
Thereafter	7,004

$35,417

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Auditors

Shareholders and Board of Directors

Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Cingular Atlanta Building for the year ended December 31, 2002. This statement is the responsibility of the Cingular Atlanta Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Cingular Atlanta Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Cingular Atlanta Building for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia

August 8, 2003                                                                                                      /s/Ernst & Young LLP

Cingular Atlanta Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Revenues:
Base rent	$5,183	$10,364
Tenant reimbursements	87	137
Parking revenue	9	13

Total revenues	5,279	10,514

Expenses:
Other operating expenses	485	912
Real estate taxes	515	908
Utilities	263	603
Cleaning	191	356
Management fees	125	250
Security	125	221

Total expenses	1,704	3,250

Revenues over certain operating expenses	$3,575	$7,264

See accompanying notes.

Cingular Atlanta Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On August 1, 2003, Wells Operating Partnership, L.P. (“Wells OP”) acquired the Cingular Atlanta Building, a 19-story office building containing approximately 413,000 square feet located in Atlanta, Georgia, from Teachers Insurance and Annuity Association of America (“Teachers”). Total consideration for the acquisition was approximately $84 million. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Cingular Atlanta Building after its acquisition by Wells OP.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line rent adjustment increased revenue by approximately $1.9 million for the year ended December 31, 2002, due to recognition of rent abatements in the first two years of the lease which will not recur on an ongoing basis, and decreased revenue by approximately $0.2 million for the six months ended June 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cingular Atlanta Building

Notes to Statements of Revenues Over Certain Operating Expenses

(continued)

For the year ended December 31, 2002

and the six months ended June 30, 2003 (unaudited)

4. Description of Leasing Arrangements

The office and retail space is leased to tenants under leases with terms that vary in length. Certain leases contain reimbursement clauses and renewal options. Teachers’ interests in all lease agreements were assigned to Wells OP upon its acquisition of the Cingular Atlanta Building.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$10,743
2004	10,927
2005	11,290
2006	11,491
2007	10,784
Thereafter	36,063

$91,298

Two tenants, Cingular Wireless, LLC and Habif, Arogeti & Wynne, LLP contributed approximately 81% and 13%, respectively, of rental income for the year ended December 31, 2002. Subsequent to December 31, 2002, these tenants will contribute approximately 81% and 12%, respectively, of the future minimum rental income of those leases in place as of that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc., a Maryland Corporation (the “Wells REIT”), included in its annual report on Form 10-K for the year ended December 31, 2002 and its quarterly report on Form 10-Q for the six months ended June 30, 2003. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the third quarter 2003 acquisitions of the ISS Atlanta III Building, the Lockheed Martin Rockville Buildings and the Cingular Atlanta Building (collectively, the “Recent Acquisitions”) by Wells Operating Partnership, L.P. (“Wells OP”) as if the acquisitions occurred on June 30, 2003.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT. As the sole general partner of Wells OP, Wells REIT possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells REIT.

The following unaudited pro forma statement of income for the six months ended June 30, 2003 has been prepared to give effect to the first quarter 2003 acquisitions of the East Point Cleveland Buildings and the 150 West Jefferson Detroit Building, the second quarter 2003 acquisitions of the Citicorp Englewood Cliffs, NJ Building, the US Bancorp Minneapolis Building, the Aon Center Chicago Building, the GMAC Detroit Building and the IBM Reston Buildings (collectively, the “2003 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2002 has been prepared to give effect to the 2002 acquisition of the Vertex Sarasota Building (formerly, the Arthur Andersen Building), the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building, the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the Harcourt Austin Building, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building, the NASA Buildings, the Caterpillar Nashville Building, the Capital One Richmond Buildings, the John Wiley Indianapolis Building and the Nestle Los Angeles Building (collectively, the “2002 Acquisitions”), the 2003 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2002. The Kerr McGee Property, the AmeriCredit Phoenix Property and the ISS Atlanta III Building had no operations during the year ended December 31, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the 2002 Acquisitions, 2003 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2002. In addition, the pro forma balance sheet includes allocations of the purchase price for certain acquisitions based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(in thousands, except share amounts)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments
				Recent Acquisitions
		Other		ISS Atlanta III		Lockheed Martin Rockville		Cingular Atlanta		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$342,885	$0		$950	(d)	$5,800	(d)	$6,400	(d)	$356,573
				39	(e)	237	(e)	262	(e)
Buildings, less accumulated depreciation of $107,872	2,575,249	0		8,906	(d)	45,427	(d)	77,615	(d)	2,712,600
				365	(e)	1,860	(e)	3,178	(e)
Construction in progress	532	0		0		0		0		532

Total real estate assets	2,918,666	0		10,260		53,324		87,455		3,069,705

INVESTMENT IN JOINT VENTURES	82,513	0		0		0		0		82,513
CASH AND CASH EQUIVALENTS	59,105	210,199	(b)	(9,856	)(d)	(51,227	)(d)	(52,015	)(d)	148,032
		(8,174	)(c)
RENT RECEIVABLE	26,814	0		0		0		0		26,814
DEFERRED PROJECT COSTS	1,864	8,174	(c)	(404	)(e)	(2,097	)(e)	(3,440	)(e)	4,097
DUE FROM AFFILIATES	1,807	0		0		0		0		1,807
PREPAID EXPENSES AND OTHER ASSETS, NET	12,656	0		0		0		0		12,656
DEFERRED LEASE ACQUISITION COSTS, NET	11,880	0		0		0		0		11,880
INTANGIBLE LEASE ASSET	22,839	0		0		0		0		22,839
INVESTMENT IN BONDS	54,500	0		0		0		0		54,500

Total assets	$3,192,644	$210,199		$0		$0		$32,000		$3,434,843

LIABILITIES AND SHAREHOLDERS’ EQUITY

(in thousands, except share amounts)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments
				Recent Acquisitions
		Other		ISS Atlanta III	Lockheed Martin Rockville	Cingular Atlanta		Pro Forma Total
LIABILITIES:
Borrowings	$308,765	$0		$0	$0	$32,000	(d)	$340,765
Obligations under capital lease	54,500	0		0	0	0		54,500
Intangible lease liability	46,249	0		0	0	0		46,249
Accounts payable and accrued expenses	57,013	0		0	0	0		57,013
Due to affiliate	5,061	0		0	0	0		5,061
Dividends payable	9,532	0		0	0	0		9,532
Deferred rental income	9,379	0		0	0	0		9,379

Total liabilities	490,499	0		0	0	32,000		522,499

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200	0		0	0	0		200

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 750,000,000 shares authorized, 322,219,052 shares issued and 317,026,812 outstanding at June 30, 2003	3,222	234	(b)	0	0	0		3,456
Additional paid-in capital	2,863,705	209,965	(b)	0	0	0		3,073,670
Cumulative distributions in excess of earnings	(113,052)	0		0	0	0		(113,052)
Treasury stock, at cost, 5,192,240 shares at June 30, 2003	(51,922)	0		0	0	0		(51,922)
Other comprehensive loss	(8)	0		0	0	0		(8)

Total shareholders’ equity	2,701,945	210,199		0	0	0		2,912,144

Total liabilities and shareholders’ equity	$3,192,644	$210,199		$0	$0	$32,000		$3,434,843

(a)	Historical financial information derived from quarterly report on Form 10-Q.

(b)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2003 through Cingular Atlanta acquisition date, net of organizational and offering costs, commissions and dealer-manager fees.

(c)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (b) above.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed, net of any purchase price adjustments.

(e)	Reflects deferred project costs applied to the land and building at approximately 4.094% of the cash paid for purchase.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments
						Recent Acquisitions
		2002 Acquisitions		2003 Acquisitions		Lockheed Martin Rockville		Cingular Atlanta		Pro Forma Total
REVENUES:
Rental income	$107,526	$98,599	(b)	$77,148	(b)	$4,727	(b)	$11,062	(b)	$299,062
Tenant reimbursements	18,992	9,584	(c)	52,461	(c)	159	(c)	137	(c)	81,333
Equity in income of joint ventures	4,700	648	(d)	0		0		0		5,348
Lease termination income	1,409	0		0		0		0		1,409
Interest and other income	7,001	0		0		0		0		7,001

	139,628	108,831		129,609		4,886		11,199		394,153

EXPENSES:
Depreciation	38,780	34,362	(e)	32,088	(e)	1,891	(e)	3,232	(e)	110,353
Interest expense	4,638	9,657	(f)	24,407	(f)	0		1,277	(f)	39,979
Property operating costs	26,949	25,244	(g)	65,996	(g)	1,326	(g)	3,001	(g)	122,516
Management and leasing fees	5,155	3,196	(h)	5,833	(h)	220	(h)	504	(h)	14,908
General and administrative	3,244	0		0		0		0		3,244
Legal and accounting	1,008	0		0		0		0		1,008

	79,774	72,459		128,324		3,437		8,014		292,008

NET INCOME	$59,854	$36,372		$1,285		$1,449		$3,185		$102,145

EARNINGS PER SHARE, basic and diluted	$0.41									$0.30

WEIGHTED AVERAGE SHARES, basic and diluted	145,633									339,856

(a)	Historical financial information derived from annual report on Form 10-K.

(b)	Rental income is recognized on a straight-line basis.

(c)	Consists of operating costs reimbursements.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of the Wells Fund XIII-REIT Joint Venture related to the John Wiley Indianapolis Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(e)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(f)	Represents interest expense on lines of credits used to acquire assets, which bore interest at approximately 3.99% for the year ended December 31, 2002, interest expense on loan used to acquire the Aon Center Chicago Building, which bore interest at approximately 4.858% for the year ended December 31, 2002 and assumed mortgages on the two BMG Greenville Buildings and the Nestle Los Angeles Building, which bore interest at 8.5%, 8% and 3.39% for the year ended December 31, 2002, respectively.

(g)	Consists of operating expenses.

(h)	Management and leasing fees are generally calculated at 4.5% of rental income and tenant reimbursements.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments
				Recent Acquisitions
		2002 Acquisitions		ISS Atlanta III		Lockheed Martin Rockville		Cingular Atlanta		Pro Forma Total
REVENUES:
Rental income	$122,312	$27,355	(b)	$43	(b)	$2,739	(b)	$5,534	(b)	$157,983
Tenant reimbursements	26,058	17,050	(c)	0		96	(c)	87	(c)	43,291
Equity in income of joint ventures	2,392	0		0		0		0		2,392
Interest and other income	2,315	0		0		0		0		2,315

	153,077	44,405		43		2,835		5,621		205,981

EXPENSES:
Depreciation	44,278	10,898	(d)	32	(d)	945	(d)	1,616	(d)	57,769
Property operating costs	41,039	21,206	(e)	24	(e)	619	(e)	1,579	(e)	64,467
Management and leasing fees	5,488	1,998	(f)	2	(f)	128	(f)	253	(f)	7,869
General and administrative	2,523	0		0		0		0		2,523
Interest expense	7,400	7,655	(g)	0		0		526	(g)	15,581

	100,728	41,757		58		1,692		3,974		148,209

NET INCOME	$52,349	$2,648		$(15)		$1,143		$1,647		$57,772

EARNINGS PER SHARE, basic and diluted	$0.20									$0.17

WEIGHTED AVERAGE SHARES, basic and diluted	258,575									339,856

(a)	Historical financial information derived from quarterly report on Form 10-Q.

(b)	Rental income is recognized on a straight-line basis.

(c)	Consists of operating costs reimbursements.

(d)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(e)	Consists of operating expenses.

(f)	Management and leasing fees are generally calculated at 4.5% of rental income and tenant reimbursements.

(g)	Represents interest expense on lines of credits used to acquire assets, which bore interest at approximately 3.29% for the six months ended June 30, 2003 and interest expense on loan used to acquire the Aon Center Chicago Building, which bore interest at approximately 4.40% for the six months ended June 30, 2003.

The accompanying notes are an integral part of this statement.